Filed Pursuant to Rule 497(d)

Morgan Stanley Portfolios, Series 61

Quality Dividend Strategy, Series 6

Supplement to the Prospectus

As a result of a previously announced spinoff, on December 14, 2022, holders of Fortune Brands Home & Security, Inc. ("FBHS") shares received 1 share of MasterBrand, Inc. ("MBC") common stock for each share of FBHS common stock held as of the close of business on December 2, 2022. Additionally, FBHS changed its name to Fortune Brands Innovations, Inc. and its ticker symbol to FBIN, effective December 15, 2022.

Notwithstanding anything to the contrary in the Trust's Prospectus, the Trust now holds, and will continue to purchase, shares of both FBIN and MBC.

Supplement Dated: December 15, 2022